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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                      FAVORITE BRANDS INTERNATIONAL, INC.


          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Favorite Brands International, Inc. (the "Company") made pursuant to the Prospectus, dated ______________, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Lasalle National Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

              Delivery to:  Lasalle National Bank, Exchange Agent

               By Mail:                                    By Hand:
       LaSalle National Bank                        LaSalle National Bank
     135 South LaSalle Street                     135 South LaSalle Street
     Chicago, Illinois 60603                      Chicago, Illinois 60603
      Attn: Alvita Griffin                         Attn: Alvita Griffin

                           Telephone: (312) 904-2231
                           Facsimile: (312) 904-2236

          Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.


Ladies and Gentlemen:

          Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.
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Principal Amount of Initial Notes Tendered:   Name(s) of Record Holders(s):

$
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Certificate Nos. (if available):
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                                              Address(es):

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If Initial Notes will be delivered by         Area Code and Telephone Number(s):
transfer to The Depositary Trust Company,
provide account number.
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                                              Signature(s):

Account Number
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                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

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                                   GUARANTEE

                    (Not to be used for signature guarantee)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             --------------------------             ---------------------------
                                                       (Authorized Signature)

Address:
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Area Code and
Telephone Number:
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                                                    Title:
                                                           ---------------------
                                                    Name:
                                                           ---------------------
                                                    Date:
                                                           ---------------------

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